REVOLVING CREDIT NOTE

$20,000,000    New York. New York
May 6, 2020

FOR VALUE RECEIVED CHESAPEAKE UTILITIES CORPORATION, a corporation organized under the laws of the State of Delaware (the “Borrower”), promises to pay ROYAL BANK OF CANADA or its successors or permitted assigns (the “Lender”), Revolving Loans, in dollars, in immediately available funds, at the office of the Lender at its Principal Office, in the principal amount of TWENTY MILLION DOLLARS ($20,000,000), or so much thereof as has been or may be advanced from time to time in the Lender’s sole and absolute discretion (the “Principal Amount”), payable at such times and in such amounts as specified in the Loan Agreement (as defined below).

This Revolving Credit Note (this “Note”) is one of the Notes referred to in the Loan Agreement dated as of even date herewith by and between the Borrower and the Lender (as may be amended, restated, modified, substituted, extended, and renewed from time to time, the “Loan Agreement”; capitalized terms used but not defined herein shall have the respective meanings given to them in the Loan Agreement) and is entitled to the benefits thereof and of the other Loan Documents, including any security or guarantees therein.

The Borrower promises also to pay to the Lender interest on the unpaid principal amount of each Revolving Loan incurred by the Borrower from the Lender in like money at said office from the date such Revolving Loan is made until paid at the rates and at the times provided in Section 2.2 of the Loan Agreement.
As provided in the Loan Agreement, this Note is subject to voluntary and mandatory prepayment, in whole or in part, prior to the Revolving Credit Termination Date, the conversion of Revolving Loans from one Type into another Type to the extent provided in the Loan Agreement, the acceleration of the maturity hereof upon the happening of certain events and the amendment or waiver of certain provisions of the Loan Agreement, all upon the terms and conditions therein specified.
All payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedules attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower under this Note.
In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.
The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind in connection with this Note to the extent possible under any applicable law.  The non-exercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.
THE ASSIGNMENT OF THIS NOTE AND ANY RIGHTS WITH RESPECT THERETO ARE SUBJECT TO THE PROVISIONS OF THE LOAN AGREEMENT.
THIS NOTE AND ANY CLAIM, CONTROVERSY OR DISPUTE UNDER OR RELATING TO THIS AGREEMENT, WHETHER BASED IN CONTRACT (AT LAW OR IN EQUITY), TORT OR ANY OTHER THEORY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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Signature Page to Revolving Credit Note
The Borrower has caused this Note to be executed under seal by its duly authorized representative as of the date first written above.

CHESAPEAKE UTILITIES CORPORATION

By: ____________________________ (SEAL)
Name: Beth Cooper
Title: Executive Vice President and Chief Financial Officer

LOANS, CONVERSIONS AND REPAYMENT OF PRIME RATE LOANS

Date of Loan	Amount of Prime Rate Loan	Amount Converted to Prime Rate Loan	Amount of Prime Rate Loans converted to LIBOR Rate Loans	Unpaid Principal Balance of Prime Rate Loans	Notation Made By

LOANS, CONVERSIONS AND REPAYMENT OF LIBOR RATE LOANS

Date of Loan	Amount of LIBOR Rate Loan	Amount Converted to LIBOR Rate Loan	Amount of LIBOR Rate Loans converted to Prime Rate Loans	Unpaid Principal Balance of LIBOR Rate Loans	Notation Made By